ACQUISITION	6 Months Ended
Apr. 30, 2024
ACQUISITION
ACQUISITION

NOTE 4  – ACQUISITION

In order to expand the Company’s business into Hong Kong, on February 12, 2024, TRX HK and the sole shareholder of Peak Consulting Services Limited (the “Peak Shareholder”), a private limited company formed in Hong Kong (“Peak”), entered into a sale and purchase agreement (the “Peak Agreement”), pursuant to which TRX HK, on February 29, 2024, acquired 600,000 ordinary shares of Peak representing 100% of the issued and outstanding ordinary shares of Peak in consideration of 694,445 Class A ordinary shares of the Company. The shares of the Class A ordinary shares issued to the Peak Shareholder have been valued at $2.70 per share, the fair market value on transaction date.

As described in Note 1, on February 29, 2024, the Company completed its acquisition of Peak in accordance with the terms of the Peak Agreement. To determine the accounting for this transaction under ASU 2017-01, an assessment was made as to whether an integrated set of assets and activities should be accounted for as an acquisition of a business or an asset acquisition. The guidance requires an initial screen test to determine if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets. If that screen is met, the set is not a business. In connection with the acquisition, substantially all of the fair value is concentrated in regulatory licenses. As such, the acquisition has been treated as an acquisition of Peak assets and an assumption of Peak liabilities.

In connection with the acquisition, the Company did not incur any direct transaction cost. The costs of acquisition are allocated to the acquired assets and assumed liabilities based on their estimated fair values at the date of acquisition, and any excess is allocated to intangible assets (regulatory licenses). The costs of acquisition exceeded the fair value of net assets acquired by approximately $1.8 million. The Company allocated the $1.8 million excess to intangible assets (regulatory licenses).

The following summarizes total consideration transferred to the Peak Shareholder under the acquisition as well as the fair value of the assets acquired and liabilities assumed under the acquisition:

February 29, 2024
Assets acquired:
Cash	$77,893
Intangible assets	1,797,109
Total assets	1,875,002
Liabilities assumed:
Accrued liabilities	—
Total liabilities	—
Purchase price	$1,875,002

The fair values of the current asset acquired and the current liabilities assumed were estimated to be equal to the carrying value on the books of the acquired entity. The acquisition cost of all other assets and liabilities acquired were allocated to those individual assets acquired and liabilities assumed, based on their estimated relative fair values.